Exhibit 99.1

FOR IMMEDIATE RELEASE

VICTORY ACQUISITION CORP. TO TRANSFER THE LISTING OF ITS SECURITIES TO NASDAQ

New York, NY, April 14, 2009 – Victory Acquisition Corp. (NYSE Amex: VRY; VRY.WS; VRY.U) (“Victory”), a public company organized for the purpose of acquiring an operating business, announced today that, upon consummation of its previously-announced merger with TouchTunes Corporation (“TouchTunes”), Victory will voluntarily transfer the listing of its common stock, warrants and units from the NYSE Amex to The NASDAQ Global Market. Victory expects that its common stock, warrants and units will begin trading on The NASDAQ Global Market on or about April 24, 2009 under the symbols TTUN, TTUNW and TTUNU, respectively.

The Company is currently not in compliance with certain continued listing standards of the NYSE Amex, as set forth in Section 704 of the NYSE Amex Company Guide, due to its failure to hold an annual meeting during 2008 to elect directors. Victory will conduct a special meeting in lieu of annual meeting on April 23, 2009 in order to, among other things, approve the merger with TouchTunes and elect directors. Accordingly, Victory will be in full compliance with the NYSE Amex’s continued listing standards at such time.

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of common stock of Victory and does not constitute an offer of any securities of Victory for sale. IN CONNECTION WITH THE PROPOSED MERGER, VICTORY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, A REGISTRATION STATEMENT THAT CONTAINS A PRELIMINARY PROXY STATEMENT/PROSPECTUS. INVESTORS AND SECURITY HOLDERS ARE ALSO ADVISED TO READ, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE MAILED TO ALL STOCKHOLDERS OF RECORD BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT VICTORY AND TOUCHTUNES. Any solicitation of proxies will be made only by Victory’s definitive proxy statement/prospectus. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed by Victory at the Securities and Exchange Commission’s web site at www.sec.gov.

Forward Looking Statements

This press release includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Victory’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: approval of the merger by the stockholders of the companies; the number and percentage of Victory stockholders voting against the proposed merger and seeking conversion; the number and percentage of Victory’s stockholders abstaining from any vote; as well as other relevant risks detailed in Victory’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Victory assumes no obligation to update the information contained in this press release.

About TouchTunes Corporation

TouchTunes Corporation is one of the largest out-of-home interactive digital entertainment networks, providing innovative solutions to more than 38,000 bars, restaurants, retailers and other businesses in North America. TouchTunes introduced the world’s first digital downloading, pay-per-play commercial jukebox in 1998 and now plays approximately 700 million songs annually. TouchTunes also recently began to offer Barfly, a proprietary interactive television network consisting of a screen within a television screen designed to provide unique content, programming and social networking opportunities within its technologically advanced digital system. PlayPorTT is a portable broadband entertainment system with over 50 proprietary video and electronic games utilized to enhance the in-restaurant dining experience. TouchTunes is currently a privately held U.S. corporation with offices in New York City, Lake Zurich, Illinois and Montreal, Quebec, Canada. For further information on TouchTunes, please visit www.touchtunes.com.

About Victory Acquisition Corp.

Victory Acquisition Corp. is a specified purpose acquisition company formed by veteran investors and entrepreneurs Jonathan Ledecky and Eric Watson for the purpose of effecting a merger, capital stock exchange, asset acquisition or similar business combination with an operating business. Victory raised $330 million in an initial public offering in April 2007. Victory has 40.5 million shares outstanding along with 38 million warrants convertible into shares at an exercise price of $7.50. It currently has approximately $330 million held in a trust account. For further information on Victory Acquisition Corp. please go to www.victoryacq.com

Contacts:

Media:

Nevin Reilly

Sloane Public Relations

212-446-1893

Investors:

Don Duffy and Seth Potter

Devlin Lander and Katharine O’Brien

ICR

203-682-8200

TouchTunes Corporation Contact:

Geoff Mott

514-242-3928

Victory Acquisition Corp. Contact:

Paul Vassilakos and Miles Leahy

Petrina Advisors

212-521-4399

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